UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section l3 and l5(d) of the
                         Securities Exchange Act of l934


                                 March 16, 2007
                                 --------------
                Date of report (date of earliest event reported)


                          STANDARD PARKING CORPORATION
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


        000-50796                                           16-1171179
        ---------                                           ----------
(Commission File Number)                       (IRS Employer Identification No.)

           900 N. Michigan Avenue, Suite 1600, Chicago, Illinois 60611
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (312) 274-2000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     In March 2007, our Board of Directors authorized us to repurchase our common stock, on the open market or through private repurchases, for a value not to exceed $20 million, provided that we meet certain financial tests. In connection with this stock repurchase program, we also entered into an agreement on March 16, 2007 with Steamboat Industries LLC, our majority shareholder, to repurchase from Steamboat shares at the same price that we pay in each open-market purchase. The foregoing summary is subject in all respects to the actual terms of the Stock Repurchase Agreement, a copy of which is attached as
Exhibit 10.1 to this Form 8-K.


Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

     10.1 Stock Repurchase Agreement, dated March 16, 2007, by and between Steamboat Industries LLC and the Registrant.



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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    STANDARD PARKING CORPORATION


Date: March 19, 2007                                By: /s/ G. Marc Baumann
                                                        ------------------------
                                                        G. Marc Baumann
                                                        Chief Financial Officer


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


                                INDEX TO EXHIBITS

EXHIBIT                  DESCRIPTION OF EXHIBIT
-------    ---------------------------------------------------------------------
 10.1 Stock Repurchase Agreement, dated March 16, 2007, by and between Steamboat Industries LLC and the Registrant.



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